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                                                                   EXHIBIT 10.32

                             ENDOSONICS CORPORATION

                       NONSTATUTORY STOCK OPTION AGREEMENT


        AGREEMENT made this 8th day of November 1999 by and between EndoSonics Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company"), and Robrecht L. W. Michiels (the "Optionee").

                                    RECITALS

        A. The Company's Board of Directors (the "Board") has entered into this Nonstatutory Stock Option Agreement (the "Agreement") for the purpose of attracting and retaining the services of Optionee who is in a position to contribute to the management, growth and financial success of the Company or its parent or subsidiary corporations.

        B. The granted option is intended to be a Nonstatutory stock option which does not satisfy the requirements of Section 422 of the Internal Revenue Code.

        C. For purposes of this Agreement, the following definitions shall be in effect:

                "Affiliate" shall mean an entity other than a Subsidiary in which the Company owns an equity interest.

                "Board" shall mean the board of directors of the Company.

                "Code" shall mean the Internal Revenue Code of 1986, as amended.

                "Common Stock" shall mean the common stock of the Company, par value $.001 per share.

                "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or stature.

                "Employee" shall mean any person (including the Optionee) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The Optionee shall be deemed an Employee until the Optionee's employment is terminated by either the Company or the Optionee.

                "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


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                "Fair Market Value" shall mean the fair market value per share of Common Stock on any date in question shall be determined in accordance with the following provisions:

                        (i) If the Common Stock is not at the time listed or
                admitted to trading on any stock exchange but is traded on the Nasdaq National Market, then the market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                        (ii) If the Common Stock is at the time listed or
                admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                        (iii) In the absence of an established market for the
                Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                "Option" shall mean a non-qualified stock option granted pursuant to this Agreement.

                "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                                      TERMS

        1. RESERVATION OF SHARES. The stock issuable under this Agreement shall be shares of authorized but unissued Common Stock. The Company, shall, until the Expiration Date, reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Agreement. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

        2. GRANT OF OPTION. Pursuant to the provisions of this paragraph set forth below, there is hereby granted to the Optionee, on the date first written above (the "Grant Date"), an Option to purchase up to 40,000 shares of Common Stock (the "Option Shares") upon the


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terms and conditions set forth in this Agreement. The Option Shares shall be purchasable in accordance with such terms and conditions at the purchase price of $3.50 per share (the "Option Price").

        The terms of the Option granted under this Agreement shall be as follows:

                A. the Option shall be exercisable only while the Employee remains an employee of the Company, except as otherwise set forth below;

                B. the Option shall be come exercisable in installments cumulatively as to 25% of the shares subject to the Option on each of the first, second, third and fourth anniversary of the date of the grant of the Option.

        3. OPTION TERM. The Option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on November 8, 2009 (the "Expiration Date"), unless sooner terminated in accordance with this Agreement.

        4. LIMITED TRANSFERABILITY. The Option shall not be transferable or assignable by the Optionee except for a transfer of the Option by will or by the laws of inheritance following the Optionee's death. Accordingly, the Option may be exercised, during the Optionee's lifetime, only by the Optionee. Any attempt to assign, pledge, transfer, and hypothecate or otherwise dispose of the Option, and any levy of execution, attachment or similar process on the Option, shall be null and void.

        5. EXERCISE OF OPTIONS.

        A. Except as provided in this paragraph and Paragraph 5.B below, the Option shall become exercisable for the Option Shares in a series of installments as follows:

                (i) The Option shall become exercisable for twenty-five percent (25%) of the Option Shares upon the Optionee's completion of twelve (12) months of continuous service as an Employee measured from the Grant Date.

                (ii) One forty-eighth (1/48th) of the total number of Option Shares shall become exercisable on each monthly anniversary of the Grant Date thereafter, while the Optionee remains an employee of, or consultant to, the Company.

        B. Once the Option becomes exercisable for one or more installments of the Option Shares, those installments shall accumulate, and the Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 6 or Paragraph 8.A of this Agreement.

        C. The Option shall not become exercisable for any additional Option Shares following the Optionee's cessation of service as an Employee.


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        6. TERMINATION OF EMPLOYMENT. Should the Optionee's service as an
Employee terminate while the Option remains outstanding, then the option term specified in Paragraph 3 of this Agreement shall terminate (and this Option shall cease to be exercisable) prior to the Expiration Date in accordance with the following provisions.

                (i) Should the Optionee cease service as an Employee for any reason (other than death) while holding the Option, then the period for exercising the Option shall be reduced to the three (3)-month period commencing with the date of such cessation of service. During such limited period of exercisability, the Option may not be exercised for more than the number of Option Shares (if any) for which it is exercisable on the date the Optionee ceased service as an Employee. Upon the expiration of such three (3)-month period, the Option shall terminate and cease to be outstanding.

                (ii) Should the Optionee die either while serving as an Employee or during the three (3)-month period following the cessation of service as an Employee, then the personal representative of the Optionee's estate (or the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of inheritance) shall have the right to exercise the Option for any or all of the Option Shares for which the Option is exercisable on the date the Optionee ceased service as an Employee, less any Option Shares subsequently purchased by the Optionee prior to death. Such right shall lapse, and the Option shall cease to be outstanding, upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

                (iii) In no event may the Option be exercised at any time after the specified Expiration Date.

                (iv) Upon the Optionee's termination of employment for any reason, the Option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares for which the Option is not otherwise at that time exercisable in accordance with the normal exercise provisions of Paragraph 5.A or the special acceleration provisions of Paragraph 8 of this agreement.

                (v) The Board shall have full power and authority to extend the period of time for which the Option is to remain exercisable following the Optionee's termination of Continuous Status as an Employee or death from the limited period in effect under this Paragraph 6 to such greater period of time as the Board shall deem appropriate; provided, however, that in no event shall such Option be exercisable after the Expiration Date.

                (vi) The Board shall have complete discretion, exercisable either on the date first written above or at any time while the Option remains outstanding, to permit the Option to be exercised, during the limited period of exercisability provided under this Paragraph 6, not only with respect to the number of shares for which the Option is exercisable at the time of Optionee's


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        termination of Continuous Status as an Employee but also with respect to one or more subsequent installments of purchasable shares for which the Option would otherwise have been exercisable had such termination not occurred.

        7. ADJUSTMENT IN OPTION SHARES. If any change is made to the company's outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall automatically be made to the class and/or number of securities subject to the Option and the Option Price payable per share in order to reflect such transaction or change and thereby preclude the dilution or enlargement of benefits hereunder.

        8. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER.

        A. In the event of any of the following stockholder-approved transactions (a "Corporate Transaction"):

                (i) A merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                (ii) The sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                (iii) Any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger,

        The Option (if outstanding at the time but not otherwise fully exercisable) shall automatically accelerate so that the Option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares and may be exercised for all or any portion of such shares. However, the Option shall not so accelerate if and to the extent: (i) the Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) the Option is to be replaced with a cash incentive program of the successor corporation based on the option spread at the time of the Corporate Transaction. The determination of option comparability under clause (i) above shall be made by the Board, and its determination shall be final, binding and conclusive.

        For purposes of this Paragraph 8 the Option shall be considered "assumed," without limitation, if, at the time of issuance of the stock or other consideration upon such merger or sale of assets, the Optionee would be entitled to receive upon exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such


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transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of shares of Common Stock covered by the Option as provided for in Paragraph 7 above).

        B. Immediately following the consummation of the Corporate Transaction, the Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

        C. Should there occur any Change in Control of the Company, then the Option (if outstanding at the time but not otherwise fully exercisable) shall automatically accelerate so that the Option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all the Option Shares and may be exercised for all or any portion of such shares at any time prior to the Expiration Date or sooner termination of the option term under Paragraph 6 or Paragraph 8.A of this Agreement. For purposes of this Agreement, a "Change in Control" shall be deemed to occur in the event:

                (i) Any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act") of securities possessing more than twenty-five percent (25%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company's stock holders to accept; or

                (ii) There is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the board members described in clause
        (A) who were still in office at the time such election or nomination was approved by the Board.

        D. If the Option is accelerated in connection with the Change in Control, the Option shall remain fully exercisable until the expiration or sooner termination of the Option term.

        E. Should a Hostile Take-Over of the Company occur at any time after the Option has been outstanding for a period of at least six (6) months measured from the Grant Date, then the Option (if outstanding at the time) shall automatically be canceled upon the effective date of such Hostile Take-Over, and the Optionee shall, in exchange, receive a cash distribution from the Company. Such distribution shall be in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the Option (whether or


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not the Option is otherwise at the time exercisable for such shares) over (ii)
the aggregate Option Price payable for such shares. The cancellation of the Option and the cash distribution to be paid in connection therewith is hereby pre-approved by the Board. Accordingly, the cash distribution shall be made to the Optionee within five (5) days following the effective date of the Hostile Take-Over, and no further consent of the Board shall be required at the time of the actual cancellation and cash distribution. For purposes of this Paragraph 8.E, the following definitional provisions shall be in effect:

                (i) A "Hostile Take-Over" shall be deemed to occur in the event
        (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company's stockholders to accept and (b) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than Company officers and directors participating in the Plan.

                (ii) The "Take-Over Price" per share shall be deemed to be equal to the greater of (a) the Fair Market Value per share of Common Stock on the date of cancellation of the Option or (b) the highest reported price per share paid in effecting the Hostile Take-Over.

        F. The Option granted pursuant to this Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        G. If the Option is assumed in connection with a Corporate Transaction or is otherwise to continue, then the Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to the Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option Price, provided the aggregate Option Price shall remain the same.

        H. The Board shall have the discretionary authority, exercisable at any time while the Option remains outstanding, to provide for the automatic acceleration of the Option upon the occurrence of a Change in Control. The Board shall also have full power and authority to condition any such option acceleration upon the subsequent termination of the Optionee's Continuous Status as an Employee within a specified period following the Change in Control.

        9. PRIVILEGE OF STOCK OWNERSHIP. The Optionee shall not have any stockholder rights with respect to the Option Shares until such individual shall have exercised the Option and paid the Option Price for the purchased shares.


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        10. MANNER OF EXERCISING OPTION.

        A. In order to exercise the Option for one or more Option Shares for which the Option is at the time exercisable, the Optionee (or in the case of exercise after the Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                (i) Execute and deliver to the Secretary of the Company a written notice of exercise (the "Exercise Notice"), in substantially the form of Exhibit I attached hereto, in which there is specified the number of Option Shares for which the Option is exercised.

                (ii) Pay the aggregate Option Price for the purchased shares in one or more of the following alternative forms:

                        (a) full payment in cash or check made payable to the
                Company's order;

                        (b) full payment in shares of Common Stock held by the
                Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                        (c) full payment through a broker-dealer sale and
                remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions (1) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                (iii) Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than the Optionee) have the right to exercise the Option.

                (iv) Execute and deliver to the Company such representations and documents as the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

        B. For purposes of this Agreement, the Exercise Date shall be the date on which the Exercise Notice shall have been delivered to the Company. Except to the extent the


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sale and remittance procedure specified above may be utilized in connection with the exercise of the Option, payment of the Option Price for the purchased shares must accompany such notice.

        C. As soon as practical after the exercise of the Option in accordance with the provisions of this Agreement, the Company shall mail or deliver to or on behalf of the Optionee (or to the other person or persons exercising the Option) a stock certificate representing the purchased shares.

        11. WITHHOLDING TAXES. As a condition to the exercise of the Option granted hereunder, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of the Option. The company shall not be required to issue any shares under this Agreement until such obligations are satisfied.

        12. LEGALITY OF ISSUANCE. Option Shares shall be issued pursuant to the exercise of an Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of the Option, the Company may require the Optionee (or such other person permitted to exercise the Option) to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute any such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        13. NO EMPLOYMENT RIGHTS. Neither the action of the Company in entering into this Agreement, nor any action taken by the Board hereunder, nor any provision of this Agreement shall be construed so as to grant the Optionee the right to remain in the employ or service of the Company (or any Parent or Subsidiary corporation) for any period of specific duration, and the Company (or any Parent or Subsidiary corporation retaining the services of the Optionee) may terminate the Optionee's employment or service at any time and for any reason, with or without cause.

        14. USE OF PROCEEDS. Any cash proceeds received by the Company from the sale of shares pursuant to the Option granted pursuant to this Agreement shall be used for general corporate purposes.

        15. BINDING EFFECT. Subject to the limitations set forth in Paragraph 4 of this Agreement, this Agreement shall be binding upon, and shall inure to the benefit of, (i) the executors, administrators, heirs, legal representatives and assigns of the Optionee and (ii) the successors and assigns of the Company.


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        16. NO IMPAIRMENT OF RIGHTS. Nothing in this Agreement or in the Plan shall be deemed to impair or otherwise restrict the rights of the Company or the stockholders to remove the Optionee from the Board at any time pursuant to the provisions of applicable law.

        17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by residents of such State.

        18. NOTICES. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to this Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                             EndoSonics Corporation
                             2870 Kilgore Road
                             Rancho Cordova, CA 95670

        Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to the Optionee's last known address as shown on the Company's books.

        Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received, unless properly mailed by registered mail, return receipt requested, in which event they shall be deemed received two (2) days after the date of mailing.

        19. CONSTRUCTION. The Option evidenced hereby is issued pursuant to this Agreement and shall be subject to the express terms and provisions of this Agreement applicable to such automatic grants.



                            (Signature Page Follows)


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        IN WITNESS WHEREOF, EndoSonics Corporation has caused this Agreement to be executed on its behalf by its duly-authorized officer and the Optionee has executed this Agreement, all on the day and year first above written.


                                        COMPANY:

                                        ENDOSONICS CORPORATION

                                        By: /s/ Reinhard J. Warnking
                                           -------------------------------------
                                           President and Chief Executive Officer




                                        OPTIONEE:

                                        /s/ Robrecht L.W. Michiels
                                        ----------------------------------------
                                        ROBRECHT L. W. MICHIELS

                                        Address:
                                                --------------------------------

                                        ----------------------------------------


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                                    EXHIBIT I

                       NOTICE OF EXERCISE OF STOCK OPTION


        I hereby notify EndoSonics Corporation (the "Company") that I elect to purchase ______ shares of the Company's Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted to me on November 8, 1999 to purchase up to ________ shares of such Common Stock at an option price of $3.50 per share (the "Option Price").

        Concurrently with the delivery of this Exercise Notice to the Secretary of the Company, I shall pay to the Company the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the option price for the purchased shares.


---------------------                       --------------------------------
Date                                        Optionee


                                Address:
                                            ------------------------------------

                                            ------------------------------------

        Print name in exact manner
        it is to appear on the
        stock certificate:

                                            ------------------------------------

                                            ------------------------------------

        Address to which certificate
        is to be sent, if different
        from address above:

                                            ------------------------------------

                                            ------------------------------------


        Social Security Number:
                                            ------------------------------------



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